Exhibit 99.1

Verde and Highway International Sign Strategic Memorandum of Understanding to Advance Carbon-Sequestering Roads in Singapore

ST. LOUIS, MO and SINGAPORE, Aug 31, 2026 (GLOBE NEWSWIRE) — Verde Resources Inc. (OTCQB: VRDR) (“Verde”) today announced that its wholly owned Singapore subsidiary, Verde Resources Asia Pacific Private Limited, has entered into a strategic Memorandum of Understanding (“MoU”) with Highway International Private Limited (“Highway”), one of the leading asphalt producers and road construction specialists in Singapore.

The MoU establishes a framework under which Highway and Verde will collaborate to validate Verde’s engineered biochar-based carbon platform (which Verde calls the Verde Net Zero Blueprint) in Singapore. Verde and Highway expect to commence a pilot program this year to evaluate material performance, production readiness, pavement mix designs and testing procedures, carbon accounting, and broader commercial applications. Upon successful completion and approval of the proposed pilot, the parties intend to enter into definitive agreements under which Highway would become Verde’s Net Zero Blueprint licensee in Singapore, supporting its application across carbon-sequestering roads, airfield pavements, and other infrastructure.

Biochar is a carbon-sequestering material produced through a thermal conversion process that transforms biomass waste, such as palm oil residues abundantly available throughout Southeast Asia, into a stable form of carbon. Rather than allowing the carbon stored in this biomass to be released into the atmosphere as it naturally decomposes, Verde’s approach captures and preserves that carbon as biochar. The biochar is then further processed through Verde’s proprietary process to produce an engineered biochar specifically optimized for road applications and performance. By integrating engineered biochar into a range of asphalt mixes, Verde aims to permanently embed captured biogenic carbon within the built environment, effectively transforming conventional roads and infrastructure into long-term carbon sinks.

The Verde Net Zero Blueprint platform is designed to integrate Verde’s proprietary engineered biochar, advanced asphalt and pavement technologies, and carbon credit accounting tools to develop high-performance roads, runways, and other infrastructure applications that can sequester carbon while generating verifiable carbon removal credits. The platform also incorporates life-cycle assessment (LCA), environmental product declarations (EPDs), carbon accounting, and digital project-data tracking, providing a comprehensive framework to develop, measure, and validate lower-carbon infrastructure solutions.

In April, Verde announced a collaboration with Isometric, a leading carbon-removal certifier, to advance the certification and commercialization of Verde’s engineered biochar for asphalt and other road construction applications. The initiative is expected to support the scaling of carbon-credit-eligible biochar across North American and global markets while strengthening the pathway for infrastructure projects utilizing Verde’s technologies to generate high-integrity, verifiable carbon removal credits.

Founded in 1975, Highway brings distinctive technical experience to the collaboration. In addition to being a leading Singapore asphalt producer and contractor supporting Singapore’s everyday urban infrastructure, Highway served as an asphalt specialist for Singapore’s Formula 1 street circuit during its inaugural event in 2008, developing and paving the circuit’s asphalt surface course. Highway pioneered the development of its specialized asphalt-wearing course, engineered to withstand the exceptional demands of high-speed motorsport while continuing to perform as a public roadway.

“This collaboration marks another important milestone in Verde’s product validation and global market development efforts,” said Eric Bava, Chief Operating Officer of Verde Resources. “It brings together Highway’s proven track record and expertise in advanced pavement and infrastructure applications with Verde’s carbon platform and validated technologies. Our shared ambition is to position Singapore as a leader in sustainable, high-performance, carbon-sequestering infrastructure.”

Highway’s management commented: “We see great promise in Verde’s technology and platform. Our MoU with Verde aligns with Highway’s vision of demonstrating how Singapore’s roads and infrastructure can evolve beyond their traditional functions to become part of the solution to global warming, transforming existing infrastructure into long-term carbon sinks.”

The collaboration positions Singapore as an important launchpad for Verde’s global licensing strategy and a showcase for how US-developed and validated sustainability technologies can be adapted and deployed at scale. Through its Net Zero Blueprint, Verde aims to support Singapore’s decarbonization and net-zero goals by integrating engineered biochar, carbon accounting, and digital measurement, reporting, and verification (MRV) with local infrastructure and production capabilities.

Beginning in Singapore, Verde intends to establish a scalable, “plug-and-play” model for expanding its Net Zero Blueprint platform across the Asia-Pacific region and beyond, while positioning Singapore as a leading global hub where sustainability, technology, and industry converge to commercialize next-generation infrastructure solutions. Verde believes Singapore’s forward-looking policies, world-class infrastructure, and strong commitment to sustainability make it an ideal starting point for Verde’s international expansion.

At the same time, Verde is working to grow its North American customer base through its existing agreement with Ergon Asphalt & Emulsions and using all of these efforts to pursue a listing of its common stock on the Nasdaq Stock Market.

The MoU reflects the current understanding and strategic intent of Verde and Highway and remains subject to the successful completion of the pilot program described above and the preparation and execution of definitive licensing or other agreements between the parties.

About Verde Resources Inc.

Verde Resources Inc. (OTCQB: VRDR) is an emerging leader in environmentally sustainable infrastructure products and technologies, specializing in innovative and cost-effective solutions to help the industry seamlessly #TransitionToZero®. By integrating proprietary technologies with sustainable practices, Verde is at the forefront of creating low-carbon materials for infrastructure worldwide.

Verde is driving transformation in a sector long overdue for change. Its approach reduces greenhouse gas emissions, sequesters carbon dioxide, optimizes the use of native soils and recycled materials, accelerates installation, and improves overall efficiency, all while lowering costs.

For more information, please visit https://www.verderesources.com

About Highway International Private Limited

Established in 1975, Highway International Private Limited is one of Singapore’s leading road construction and asphalt production specialists, supporting major national road and airfield agencies and other infrastructure agencies. The company focuses and dedicates to sustainable infrastructure development, technological innovation, and continuous advancement in pavement technologies. Its capabilities include asphalt production, advanced pavement mix design, laboratory testing and the execution of complex road, racetrack, airfield and infrastructure projects.

Cautionary Note Regarding Forward-Looking Statements

This press release and statements of Verde’s and Highway’s management made in connection with the matters addressed by this press release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Verde’s expectations, projections, and potential future developments. Statements attributed to both Verde and Highway reflect their respective views as of the date hereof and are not intended as guarantees of future performance. All forward-looking statements are subject to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Forward-looking statements involve significant known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially and adversely from those expressed or implied. In some cases, forward-looking statements can be identified by words such as “may,” “will,” “expect,” “plan,” “believe,” “estimate,” “anticipate,” “project,” “seek,” “propose,” “intend,” “aim,” “goal,” “potential,” “explore” or derivations of such words or similar expressions regarding the future, although forward-looking statements may be denoted by other terms. In this press release, forward-looking statements include those related to (i) the anticipated benefits to Verde’s business of the MoU with Highway described herein, and (ii) Verde’s commercial and other plans generally (including the potential listing of its common stock on Nasdaq). These and other statements are based on current expectations and speak only as of the date of this release.

A non-exclusive list of risks and uncertainties that could cause the forward-looking statements herein to differ from future results includes, without limitation: (i) the risk that the MoU with Highway will not lead to a definitive licensing or other agreements between the parties or any revenue generating operations, (ii) the risk Verde and Highway will not be able validate the Net Zero Blueprint in Singapore, or even if validated, gain market acceptance of their products and solutions, (iii) risks that biochar-modified paving materials may not achieve required regulatory or department of transportation approvals, and (iv) risks that field performance of engineered biochar products may differ from laboratory or test results. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include those contained in the Verde’s filings with the SEC, which can be accessed here.

Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements contained herein. Except as required by applicable law, neither Verde nor Highway plans to publicly update or revise any forward-looking statements contained herein, whether because of any new information, future events, changed circumstances, or otherwise.

Media and Investor Contact:

Verde Resources Inc.

info@verderesources.com

Crocker Coulson AUM Advisors

Crocker.coulson@aumadvisors.com

+1 646-652-7185